UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2011

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction

of incorporation)

0-27570	56-1640186
(Commission File Number)	(IRS Employer ID Number)

929 North Front Street, Wilmington, North Carolina 28401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (910) 251-0081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Pharmaceutical Product Development, Inc., a North Carolina corporation (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, which has not been previously reported, is excerpted from materials being disseminated to prospective debt financing sources that are expected to provide a portion of the financing for the proposed transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of October 2, 2011, by and among the Company, Jaguar Holdings, LLC and Jaguar Merger Sub, Inc. (the “Transactions”).

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to statements regarding the consummation of the Transactions and the intent of any parties about future actions. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s ability to control or predict. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

Item 9.01	Financial Statements and Exhibits.

(d)

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

Dated: November 7, 2011	By:	/s/ Daniel G. Darazsdi
	Name:	Daniel G. Darazsdi
	Title:	Chief Financial Officer